CONSENT, WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Consent, Waiver and Fifth Amendment, dated as of July 14, 2000 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, a Second Amendment to Credit Agreement dated as of February 10, 2000, a Third Amendment to Credit Agreement dated as of March 30, 2000 and a Fourth Amendment to Credit Agreement dated as of April 24, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

The Borrower has requested that the Bank (i) provide a consent and waiver under the Credit Agreement and (ii) modify certain provisions of the Credit Agreement. The Banks have agreed to do so upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------

     1.     Amendment  of  Section  1.1.  The following definitions set forth in
            ---------------------------
Section  1.1  are  hereby  amended  and  restated  as  follows:

     (a)     "Borrowing  Base"  means, as of any day, 85% of Accounts Receivable
              ---------------
plus  62.5%  of Eligible PP&E plus 40% of Capitalized Software, all as set forth
----                          ----
in the applicable Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 5.1(l).

     (b)     "Eligible  PP&E" means, as of any date of determination and without
              --------------
duplication, the aggregate net book value of all real estate, machinery, equipment and computer hardware with supporting software ("PP&E") owned by the Borrower or any of its Subsidiaries but excluding in any event (i) PP&E which is
(a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Obligations or (b) subject to any other Lien that is not permitted under Section 5.3, (ii) PP&E which is not in good condition or fails to meet
standards   for   sale   or   use   imposed   by   governmental   agencies,
departments or divisions having regulatory authority over such PP&E, (iii) PP&E which is not useable or salable at prices approximating its depreciated value in the ordinary course of the business, (iv) PP&E located outside of the United States, (v) PP&E that are leasehold improvements and (vi) PP&E which is leased or on consignment.
     (c)     "Ineligible  Accounts  Receivable"  means,  as  of  any  date  of
              --------------------------------
determination,  any  Accounts  Receivable:

          (a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Obligations and the obligations of the Guarantors or subject to any other Lien that is not a permitted Lien;

          (b) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

          (c) if fifty percent (50%) or more of the aggregate dollar amount of outstanding Accounts Receivable owed at such time by the account debtor thereon is classified as ineligible under clause (b) above;
                                                -----------

          (d) with respect to which any of the representations, warranties, covenants, and agreements contained in this Agreement, the Term Loan, the Security Agreement, the Pledge Agreement, the Mortgage Instrument or any other related document, are not or have ceased to be complete and correct or have been breached;

          (e) with respect to which such Account Receivable evidenced by notes, chattel paper or other instruments, unless such notes, chattel paper or instruments have been delivered to and are in the possession of the Agent;

          (f) which arises out of a sale not made in the ordinary course of business of the Borrower or its Subsidiaries or not under customary terms;

          (g) which represents a progress billing; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the account debtor's obligation to pay such invoice is specifically conditioned upon the completion of any further performance under the contract or agreement by the Borrower or any of its Subsidiaries;

          (h) owed by an account debtor which, to the best knowledge of the Borrower, is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind;

          (i) owed by an account debtor located outside of the United States (unless payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent);

          (j) owed by an account debtor which is a Subsidiary, affiliate or employee of the Borrower or any of its Subsidiaries;

          (k) with respect to which are currently contingent or currently subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense;

          (l) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act and any other steps necessary to perfect the Agent's Lien therein, have been complied with to the Agent's satisfaction with respect to such Account Receivable;

          (m)     owed   by   any  state,  municipality,  or  other  political
subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected; and

          (n) which fail to meet such other specifications and requirements may from time to time be established by the Agent in its reasonable discretion.

     2.     Amendment  of Section 1.1.  Section 2.11 is hereby amended by adding
            -------------------------
the  following  new  definitions:

            "Capitalized  Software"  means  the  amount  identified  on  the
             ---------------------
consolidated balance sheet of the Borrower as "Capitalized software costs, net".

     3.     Amendment  of  Section  5.1.  Section  5.1(l)  is hereby amended and
            ---------------------------
restated  in  its  entirety  to  read  as  follows:

     "(l) to the extent the Borrowing Base is then applicable pursuant to the terms of Section 5.20 hereof, initially, on or before July 17, 2000 and thereafter, on or before the fifteenth Business Day of each month, the Borrower shall submit, substantially in the form of the certificate attached hereto as Exhibit K, a Borrowing Base Certificate as of the last day of the prior month."

     4.     Form  of  Borrowing Base Certificate.  Annex A attached hereto shall
            ------------------------------------
be  added  to  the  Credit  Agreement  as  Exhibit  K.

B.   CONSENT  AND  WAIVER
     --------------------

     1. Pursuant to (i) a Consent and Waiver dated as of June 19, 2000, the Banks consented to and waived any Default or Event of Default under Section 2.11(c) of the Credit Agreement arising from the Borrower's incurrence of subordinate indebtedness to CSC (as defined herein) in an aggregate principal amount of up to $24,000,000 (the "Subordinated Fee

Loan") and the Borrower's use of the proceeds of such Subordinated Fee Loan to pay the fee (together with related expenses of both Politic Acquisition Corp. and Welsh Carson Anderson & Stowe VIII) to Welsh Carson Anderson & Stowe, L.P. or Politic Acquisition Corp. (or its designated beneficiary) (collectively, "WCAS") as required under the Amended and Restated Agreement and Plan of Merger between Politic Acquisition Corp. and the Borrower and (ii) a Consent and Waiver dated as of June 20, 2000, the Banks also consented to and waived any Default or Event of Default under Section 2.11(c) of the Credit Agreement arising from (a) the Borrower's possible incurrence of additional subordinated indebtedness to CSC (as defined herein) in the form of a working capital revolving line of credit established by Computer Sciences Corporation ("CSC") in connection with the merger agreement between CSC and the Borrower for an aggregate amount of up to $30,000,000, which is subordinate to the indebtedness owing under the Credit Agreement and the Term Loan on terms similar to those of the Subordinated Fee Loan and in all respects acceptable to the Agent (the "Subordinated Working Capital Loan") and (b) the possible future issuance of additional subordinated indebtedness by the Borrower to a prospective buyer (the "Replacement Subordinated Loans"), which Replacement Subordinated Loans would refinance and replace the Subordinated Fee Loan and the Subordinated Working Capital Loan in full.

     2. The Borrower has requested that the Banks consent to (i) the incurrence by the Borrower of additional indebtedness in an aggregate principal amount of up to $29,000,000 ("New Subordinated Debt") the proceeds of which will be used to pay (A) the fee to CSC (or its designated beneficiary) in connection with the termination by the Borrower of the merger agreement with CSC, (B) the related expenses of CSC in connection with the termination by the Borrower of the merger agreement with CSC and (C) the related expenses of WCAS in connection with the termination by the Borrower of the merger agreement with WCAS (such amounts hereinafter collectively referred to as the "Break up Fee") and (ii) the incurrence by the Borrower of additional subordinated indebtedness in an aggregate principal amount of up to $30,000,000 ("New Subordinated Working Capital Loan") the proceeds of which will be used (A) to the extent outstanding, to refinance the Subordinated Working Capital Loan in full and/or (B) for general working capital purposes.

     3. As the use of the proceeds of the New Subordinated Debt to pay the Break-up Fee and the New Subordinated Working Capital Loan to refinance the Subordinated Working Capital Loan and/or for general working capital purposes would otherwise violate the provisions of Section 2.11(c) of the Credit Agreement, which requires that the Borrower apply 100% of the net cash proceeds of any issuance of debt securities for cash to prepay the Term Loan until the Term Loan is repaid in full, and, to the extent of any excess, to repay any outstanding Loans, the Banks, effective as of the date hereof, hereby (i) consent to the use of proceeds of the New Subordinated Debt to pay the Break up Fee and consent to the use of proceeds of the New Subordinated Working Capital Loan (A) to the extent outstanding, to refinance the Subordinated Working Capital Loan and/or (B) for general working capital purposes and (ii) grant a limited one-time waiver of any Default or Event of Default that, at such time, otherwise arise pursuant to Section 2.11(c) as a result of the non-prepayment of the Term Loan and/or the Loans; provided that such New Subordinated Debt and
                                    --------
such New Subordinated Working Capital Loan shall be subordinated to the indebtedness owing under the Credit Agreement and the Term Loan on terms and conditions and pursuant to documentation satisfactory in all respects to the Agent.

C.   REPRESENTATIONS  AND  WARRANTIES
     --------------------------------

     Each of the Borrower and the Guarantors hereby represents and warrants to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower and the Guarantors of this Amendment have been duly authorized by all necessary corporate action.

D.   MISCELLANEOUS
     -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     4. The parties hereto agree that Policy Management Systems Investments, Inc. shall execute this Amendment by or on August 2, 2000 and the failure by them to so execute this Amendment by such date shall be an Event of Default under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

BORROWER:     POLICY  MANAGEMENT  SYSTEMS
--------
               CORPORATION


              By:/S/  G.  Larry Wilson
                 ---------------------
              Title: Chief  Executive  Officer
                      ------------------------

GUARANTORS:   MYND  CORPORATION  F/K/A  CYBERTEK
----------
              CORPORATION
              MYND  INTERNATIONAL,  LTD.
              MYND  PARTNERS,  L.P.  F/K/A  CYBERTEK
                SOLUTIONS,  L.P.
                By:  POLICY  MANAGEMENT
                SYSTEMS  CORPORATION,  its  General
                Partner
              MYND  CORPORATION  F/K/A  DORN
                TECHNOLOGY  GROUP,  INC.
              MYND  CORPORATION  F/K/A  THE  LEVERAGE
                GROUP,  INC.
              SOFTWARE  SERVICES  HOLDING,  INC.


              By:     /S/  G.  Larry  Wilson
              ---     ----------------------
              Title:     Director
              ------     --------

------
              POLICY  MANGEMENT  SYSTEMS
              INVESTMENT,  INC.

              By:     /S/  Elizabeth  D.  Powers
                      --------------------------
              Title:  President
              -----------------

BANKS:        BANK  OF  AMERICA,  N.A.
-----


              By:  /S/  John  E.  Williams
                   -----------------------
              Title:  Managing  Director
                      ------------------

              WACHOVIA  BANK,  N.A.


              By:/S/  John  H.  Graham
                ----------------------
              Title:  Assistant  Vice  President
                      --------------------------


              FIRST  UNION  NATIONAL  BANK


              By:_/S/  Franklin  M.  Wessinger
              --------------------------------
              Title:  _Senior  Vice  President
              --------------------------------

              DEUTSCHE  BANK  AG,  NEW  YORK
              BRANCH  AND/OR  CAYMAN  ISLANDS
              BRANCH


              By:_____________________________
              Title:  ________________________


              By:_____________________________
              Title:  ________________________


              DAI-ICHI  KANGYO  BANK,  LTD.


              By:  /S/  Nelson  Y.  Chang
              ---------------------------
              Title:  _Assistant  Vice  President
              -----------------------------------


              THE  FUJI  BANK,  LIMITED


              By:_____________________________
              Title:  ________________________

                                                                         ANNEX A
                                                                         -------
                                    EXHIBIT K
                                    ---------

                      POLICY MANAGEMENT SYSTEMS CORPORATION
                           BORROWING BASE CERTIFICATE

The undersigned Authorized Representative of the Borrowers, hereby certifies as follows:

ACCOUNTS RECEIVABLE                                                  $__________
Less Ineligible Accounts Receivable:
(i,a)  Not  subject  to  a  perfected,  first priority Lien in favor of  the  Agent
(i,b)  Subject  to  any  other  Lien  not  permitted  under  Section
       5.3  of  Credit  Agreement                                    $         -
(ii) More than 60 days past due or 90 days past invoice date         $         -
(iii) Cross-aged receivables; 50% or more 90 days past invoice date' $         -
(iv) Representations in the loan documents are not true and correct  $         -
(v) Evidenced by notes, chattel paper, or other instruments          $         -
(vi) Not in ordinary course of business or containing customary terms$         -
(vii) Progress Billing                                               $         -
(viii) Owed by an insolvent account debtor                           $         -
(ix) Owed  by  an  account  debtor  outside  the  U.S.
(unless  secured  by  an  LC)                                        $         -
(x) Direct or indirect Subsidiary or Affiliate is the debtor         $         -
(xi) Contingent to defense to payment                                $         -
(xii) Owed by U.S government, department, or agency                  $         -
(xiii) Owed  by  any  state,  municipality,  or  other  political
       subdivision  of  the  U.S.                                    $         -
(xiv)  Other                                                         $         -
NET ACCOUNTS RECEIVABLE                                              $ _________
Advance Rate                                                                 85%
TOTAL BORROWING BASE ACCOUNTS RECEIVABLE                             $ _________

PROPERTY, PLANT, & EQUIPMENT                                         $ _________
Less  Ineligible  PP&E:
(i,a)  Not subjected to a perfected, first priority Lien in favor of
       the Agent                                                     $         -
(i,b)  Subject  to any other Lien not permitted under Section 5.3 of
       Credit Agreement                                              $         -
(ii)  Not  in good condition or fails to meet governmental standards
      for sale or use                                                $         -
(iii) Not usable or saleable at prices approximating its depreciated
      value                                                          $         -
(iv)  Located outside the U.S.                                       $         -
(v)   PP&E that are leasehold improvements                           $         -
(vi)  Leased or on consignment                                       $         -
NET PP&E                                                              $ ________
Advance Rate                                                               62.5%
TOTAL BORROWING BASE PP&E                                             $ ________

CAPITALIZED SOFTWARE                                                 $ _________
Advance Rate                                                                 40%
TOTAL BORROWING BASE CAPITALIZED SOFTWARE                            $ _________

              BORROWING  BASE  (FROM  ABOVE)
              ------------------------------
               Accounts Receivable                                   $ _________
               PP&E                                                  $ _________
               Capitalized Software                                  $ _________
              TOTAL Borrowing BASE                                   $ _________
              TOTAL Outstanding ON FACILITY                          $ _________
              CUSHION (Remaining AVAILABILITY UNDER $180MM REVOLVER) $ _________

     IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate as of the ___ day of _______, 20___.



              POLICY  MANAGEMENT  SYSTEMS
              CORPORATION


              By:________________________
              Title: